UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2018

ACADIA Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50768	061376651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 300 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 558-2871

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As announced in a press release on October 29, 2018, Todd S. Young resigned from his position as Executive Vice President and Chief Financial Officer of ACADIA Pharmaceuticals Inc. (the “Company”), effective October 31, 2018.

(c) On November 2, 2018, the Board of Directors of the Company (the “Board”) appointed Stephen R. Davis, the Company’s Chief Executive Officer, as the Company’s principal financial officer. Mr. Davis’ biographical and compensation information is available in the Company’s prior filings with the Securities and Exchange Commission, including its Definitive Proxy Statement filed April 30, 2018. While Mr. Davis was appointed as the Company’s principal financial officer, the Board appointed Elena Ridloff as the Company’s interim Chief Financial Officer. Ms. Ridloff currently serves as the Company’s Senior Vice President, Investor Relations, and will continue to serve in such capacity while performing her duties as the interim Chief Financial Officer.

In addition, on November 2, 2018, the Board appointed Eric Miller, the Company’s Controller, as the Company’s principal accounting officer. Mr. Miller, age 39, has been with ACADIA since May 2014. Mr. Miller has held various corporate finance and accounting roles of increasing responsibility at ACADIA, including Financial Reporting Manager and Director of Financial Planning and Analysis. Prior to joining ACADIA, Mr. Miller worked at Cadence Pharmaceuticals (“Cadence”) from April 2012 until its acquisition by Mallinckrodt Pharmaceuticals in February 2014, most recently serving as Manager, Finance. Prior to Cadence, Mr. Miller was employed with RSM US LLP, a public accounting firm, and served as a financial marketing analyst with Jack in the Box Inc. Mr. Miller earned a bachelor’s degree in Business Administration from Carnegie Mellon University and is a certified public accountant in the State of California..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2018	ACADIA Pharmaceuticals Inc.

	By:	/s/ Austin D. Kim
	Name:	Austin D. Kim
	Title:	Executive Vice President, General Counsel & Secretary